UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2004

EVERGREEN SOLAR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31687	04-3242254

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 BARTLETT STREET
MARLBORO, MA 01752
(Address of Principal Executive Offices, including Zip Code)

(508) 357-2221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On November 12, 2004, Dr. Brown F. Williams, a member and Chairman of the Board of Directors (the “Board”) of Evergreen Solar, Inc. (the “Company”), resigned from the Board in order to become Vice President, Research and Development of the Company. The Board named Timothy Woodward, a current member of the Board, as acting Chairman while it undertakes a search for a replacement for Dr. Williams.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.

By:	/s/ Richard G. Chleboski

Richard G. Chleboski Chief Financial Officer, Vice President, Treasurer and Secretary

Date: November 17, 2004